UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2005

UCLUELET EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-50375

(Commission File Number)

98-0389524

(IRS Employer Identification No.)

#1156 – 145 Tyee Drive, Point Roberts, WA 98281

(Address of principal executive offices and Zip Code)

778-863-2751

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 1, 2005, Earle Pasquill resigned as one of our directors.

On January 13, 2006, David Heel resigned as our president, secretary, treasurer and director, and John McLeod was appointed in his place as our new president, secretary and treasurer. John McLeod is currently the sole member of our board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCLUELET EXPLORATION CORP.

/s/ John McLeod

John McLeod,

President, Secretary, Treasurer and Director

Date: January 13, 2006